                                                                 Exhibit 10.10.2


                          SECOND AMENDMENT
                                TO
                AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT


       This Second Amendment to the Amended and Restated Pooling and Servicing Agreement dated as of December 15, 1992 is among PRIME RECEIVABLES CORPORATION (the "Transferor"), a national banking corporation and CHEMICAL BANK, as Trustee (in such capacity, the "Trustee").

                               W I T N E S S E T H
                               -------------------

       WHEREAS, the Transferor, the Servicer and the Trustee entered into an Amended and Restated Pooling and Servicing Agreement as of December 15, 1992 (the "Pooling and Servicing Agreement");

       WHEREAS, the Transferor, the Servicer and the Trustee wish to amend
Schedule 2 of the Pooling and Servicing Agreement;

       WHEREAS, Section 13.01 of the Pooling and Servicing Agreement permits the amendment of Schedules subject to certain conditions;

       NOW THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:

       1. Schedule 2 as attached to the Pooling and Servicing Agreement is hereby deleted in its entirety and Schedule 2 attached hereto is substituted therefor.

       2. Attached hereto is an Opinion of Counsel stating that the amendment to the Pooling and Servicing Agreement affected by this Second Amendment does not adversely affect in any material respect the interests of the Certificateholders.

       3. The Pooling and Servicing Agreement, as amended by this Second Amendment, shall continue in full force and effect among the parties hereto.

       IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                         PRIME RECEIVABLES CORPORATION


                         By     /s/ Susan R. Robinson
                            --------------------------
                         Title           President
                              ------------------------


                         FDS NATIONAL BANK


                         By      /s/ Susan P. Storer
                            --------------------------
                         Title        CFO & Treasurer
                              ------------------------



                         CHEMICAL BANK


                         By
                            --------------------------
                         Title
                              ------------------------







2-Pool.WP
10kexhib.10102.doc

                                                        SCHEDULE II

                           List of Lock-box Accounts
                           -------------------------

Star Bank Corporation              Burdines                     480-366-723
P.O. Box 1038                      Dept. 4500
425 Walnut Street                  Cincinnati, OH
Cincinnati, OH                     45274-4500
45201-1036

                                   Maas                         480-366-723
                                   Dept. 4504
                                   Cincinnati, OH
                                   45274-4504

                                   Jordan Marsh                 480-381-1425
                                   Dept. 4501
                                   Cincinnati, OH
                                   45274-4501

                                   Abraham & Straus             481-442-598
                                   Dept. 4505
                                   Cincinnati, OH
                                   45274-4505

                                   Bloomingdale's               481-442-556
                                   Dept. 4508
                                   Cincinnati, OH
                                   45274-4508

                                   Rich's                       481-442-606
                                   Dept. 4506
                                   Cincinnati, OH
                                   45274-4506

                                   Goldsmith's                  481-442-614
                                   Dept. 4507
                                   Cincinnati, OH
                                   45274-4507

PNC Bank                           The Bon Marche               426-002-7019
201 East Fifth Street              Dept. 4503
Cincinnati, OH                     Cincinnati, OH
45201-1198                         45274-4503

                                   Stern's                      419-000-2709
                                   Dept. 4502
                                   Cincinnati, OH
                                   45274-4503

                                   Lazarus                      411-017-5133
                                   Dept. 4504
                                   Cincinnati, Ohio
                                   45274-4504

AmSouth Bank, N.A.                 Bloomingdale's        88-419-622
1900 Fifth Ave., North             P.O. Box 11407
Birmingham, AL                     Drawer 0018
35203                              Birmingham, AL
                                   35245-0018

                                   Rich's                01-579-282
                                   P.O. Box 11407
                                   Drawer 0001
                                   Birmingham, AL
                                   35245-0001

                                   Goldsmith's           73-233-579
                                   P.O. Box 11407
                                   Drawer 0012
                                   Birmingham, AL
                                   35245-0012

                                   Abraham & Straus      69-116-059
                                   P.O. Box 11407
                                   Drawer 0008
                                   Birmingham, AL
                                   35245-0008

The Fifth Third Bank               Lazarus               715-27336
38 Fountain Square                 P.O. Box 0064
Plaza                              Cincinnati, OH
Cincinnati, OH  45263              45274-0064

FEDERATED                   7 West Seventh Street, Cincinnati, Ohio 45202
DEPARTMENT STORES, INC.



                                                        (513) 579-7560



                                           February 28, 1994


Prime Receivables Corporation
4705 Duke Drive
Mason, Ohio  45220


       Re: Prime Receivables, Inc. Amended and Restated Pooling & Servicing Agreement dated as of December 15, 1992 (the "Agreement")
              ------------------------------------------------------


Ladies and Gentlemen:

              As General Counsel of Federated Department Stores, Inc., a Delaware corporation, the ultimate parent of Prime Receivables Corporation, a Delaware corporation ("Prime"), I have acted as counsel to Prime in connection with the Second Amendment to the Agreement and the substitution of Schedule 2 of the Agreement.

              I have examined such documents, records and matters of law as I have deemed necessary for purposes of this opinion. Based thereon, I am of the opinion that:

              The Second Amendment to the Agreement and the deletion of the current Schedule 2 to the Agreement and substitution therefor with an amended
Schedule 2 do not, in accordance with Section 13.01 of the Agreement, adversely affect in any material respect the interest of any of the Investor Certificateholders, as such term is defined in the Agreement.


                                           Very truly yours,

                                           /s/ Dennis J. Broderick

                                           Dennis J. Broderick

dkm550.doc